Company Information	12 Months Ended
Dec. 31, 2022
Company Information
Company Information

Note 1. Company Information

1.1.	Company information

Inventiva S.A. is a public limited company registered and domiciled in France. Its head office is located at 50 rue de Dijon, 21121 Daix. The consolidated ﬁnancial statements of the company Inventiva include Inventiva S.A. and its subsidiary Inventiva Inc., created in January 2021 (the group designated as “Inventiva” or the “Company”).

Inventiva is a clinical-stage biopharmaceutical company focused on the development of oral small molecule therapies for the treatment of non-alcoholic steatohepatitis, or NASH, and other diseases with significant unmet medical need.

Leveraging its expertise and experience in the domain of compounds targeting nuclear receptors, transcription factors and epigenetic modulation, Inventiva is currently advancing Lanifibranor in the treatment for NASH, as well as a pipeline of earlier stage programs or oncology discovery.

Lanifibranor, its lead product candidate, is being developed for the treatment of patients with NASH, a chronic and progressive liver disease for which there are currently no approved therapies. In 2020, Inventiva announced positive topline data from its Phase IIb clinical trial evaluating lanifibranor for the treatment of patients with NASH and obtained Breakthrough Therapy and Fast Track designation. The Company initiated the preparations for the pivotal Phase III clinical trial of lanifibranor in NASH (“NATiV3”) in the second half of 2021 and a combination trial with lanifibranor and empagliflozin in patients with NASH and Type 2 Diabetes (“T2D”). In the first half of 2022, the Company faced delays in its NATiV3 trial that were primarily due to a higher than originally projected screen failure rate resulting in slower than anticipated enrollment rate (Accounting impact only relates to personal costs - See Note 17.1). In addition, the Company had seen slower than predicted site activation, screening and enrollment due to negative impacts from the COVID-19 pandemic during 2021 and the Company continues to be unable to conduct clinical trial activities at sites originally located in Ukraine and Russia. Inventiva has amended the protocol for the NATiV3 trial in part to potentially accelerate enrollment and additional sites have been identified to help compensate for the inability to use sites in Ukraine and Russia. In January 2023, the Company decided to modify the design of NATiV3 and the clinical development plan of lanifibranor. The last patient first visit for NATiV3 is now expected for the second half of 2023, subject to the implementation and effect of the protocol amendments and additional measures being reviewed and designed to accelerate the enrollment rate. As of the date of this filing, 369 clinical sites are activated. The publication of the topline results of the part 1 of NATiV3 is targeted for the second half of 2025. If the results of the trial confirm sufficient clinical benefit, the Company will file an application for accelerated approval in the United States and conditional authorization in the European Union for the marketing of lanifibranor.

Additionally, in 2022 the Company entered into a license and collaboration agreement with Chia Tai Tianqing Pharmaceutical Group, Co., LTD (“CTTQ”), a Sino Biopharm group company, to develop and commercialize, subject to regulatory approval, lanifibranor for the treatment of NASH and other metabolic diseases in Greater China. Depending on multiple factors, including Chinese regulatory authorities’ feedback, CTTQ is expected to either join the ongoing NATiV3 Phase III clinical trial of lanifibranor in NASH or run an independent study. CTTQ will bear all costs associated with the trials conducted in Greater China.

Inventiva’s pipeline also includes odiparcil for the treatment of patients with mucopolysaccharidosis type VI (“MPS VI”), a group of rare genetic diseases. Based on feedback from the U.S. Food and Drug Administration (“FDA”), Inventiva believes there is potential for an efficient development pathway for odiparcil for the treatment of MPS VI and it continues to review potential options to further development of odiparcil for the treatment of MPS VI, which may include pursuing or creating a partnership.

Inventiva previously had a strategic collaboration with AbbVie Inc. (“AbbVie”) in the area of autoimmune diseases. On October 28, 2022, AbbVie announced that they decided to stop the development of cedirogant (formerly ABBV-157). Inventiva’s and AbbVie’s joint efforts led to the discovery of cedirogant, which was being evaluated by AbbVie in a Phase II clinical trial for the treatment of moderate to severe psoriasis at the time of AbbVie’s decision to discontinue further clinical development.

Inventiva’s ordinary shares have been listed on compartment B of Euronext Paris regulated market since February 2017 and Inventiva’s American Depositary Shares (ADSs), each representing one ordinary share, have been listed on the Nasdaq Global Market since July 2020.

1.2.	Significant events of 2022

Business

Amendments to contract research organization (“CRO”) Agreement with Pharmaceutical Research Associates B.V. – NATiV3 and LEGEND studies

In April 2021, Company entered into an agreement with Pharmaceutical Research Associates Groupe B.V. (“PRA”), as CRO, in connection with the NATiV3 clinical trial in NASH, with retroactive effect in January 2021. The contract aims to support the regulatory approval of the product in adult patients in Europe and in the United States.

Effective January 14, 2022, in connection with the LEGEND Phase IIa clinical trial (“LEGEND”), the Company entered into an agreement with Pharmaceutical Research Associates Group B.V. (“PRA”), a CRO. Under the terms of the agreement, PRA is to support a clinical trial to evaluate benefit for patients of the combination of lanifibranor with empagliflozin, an SGLT2 inhibitor, in patients with T2D and non-cirrhotic NASH. The Company will pay a total amount of €7.9 million for the services rendered (directly and indirectly) by the CRO over the two years period following the date of the contract.

On February 1, 2022, the Company amended its April 2021 agreement with PRA related to the NATiV3 clinical trial to include a bonus and malus mechanism. Depending on whether PRA reaches four milestones in the NATiV3 clinical trial before or after certain dates, PRA will receive a bonus or pay the Company a malus. The bonus and malus scheme is capped at €3.4 million.

On April 12, 2022, and on November 10, 2022, the Company further amended its agreement with PRA related to the NATiV3 clinical trial to extend the timelines, with respect to the milestones, and to revise the country/site distribution of the trial. The Company is obligated to pay PRA up to an aggregate of €223.8 million, over the next seven years, under this NATiV3 PRA agreement.

As of December 31, 2022, the total amount still to be paid under the LEGEND and NATiV3 PRA agreements amounts to €198.1 million.

See Notes 3.21. Other operating income and expenses and 21. Commitments.

Service Agreement with Summit Clinical Research LLC (“Summit”)

In February 2022, the Company entered into a service agreement with Summit in connection with the NATiV3 trial. Under the terms of the agreement, Summit is to provide services to support recruitment and commitment of volunteers for the NATiV3 clinical trial. The Company agreed to pay Summit a minimum aggregate amount of $4.4 million for the services rendered by Summit from the effective date of the agreement to March 2029. If the Company requests Summit to extend the services rendered, this amount may increase by approximately $1.6 million.

See Note 21. Commitments.

License and collaboration agreement with CTTQ

On September 21, 2022, the Company entered into a license and collaboration agreement with Chia Tai Tianqing Pharmaceutical Group, Co., LTD (“CTTQ”), a Sino Biopharm group company, to develop, import, manufacture, commercialize and market lanifibranor, subject to regulatory approval, for the treatment of NASH and potentially other metabolic diseases, in China, Hong Kong, Macau and Taiwan (Greater China). The Company invoiced CTTQ for $12.6 million on September 28, 2022 (the total invoice corresponds to the initial payment of $12 million, and an additional billing of $0.6 million). On November 4, 2022, the Company received $11.4 million after deducting the withholding tax of $1.3 million[3]. Under the terms of the license and collaboration agreement, CTTQ will make (i) additional payments for an aggregate amount of up to $40 million upon the achievement of certain development and regulatory milestones; and (ii) additional payments for an aggregate amount of up to $250 million upon the achievement of certain commercial milestones.

In addition, subject to regulatory approval of lanifibranor, the Company has the right to receive tiered royalties ranging from high single-digit to mid-teen double digits of net sales by CTTQ in Greater China during the first three years of commercialization and from low to mid-teen double digits starting from year four. Depending on multiple factors, including Chinese regulatory authorities’ decisions, CTTQ is expected to either (i) join the ongoing NATiV3 Phase III clinical trial of lanifibranor in NASH or (ii) run an independent local phase III clinical trial of lanifibranor. In either case, CTTQ will bear all costs associated with the trials conducted in Greater China.

The accounting treatment and accounting impacts as of December 31, 2022 are described in Notes 3.18 – Revenue, 3.25 – Use of estimates and assumptions and 16 – Revenue and other operating income.

AbbVie discontinues development of cedirogant

The Company previously had a strategic collaboration with AbbVie in the area of autoimmune diseases. On October 28, 2022, AbbVie announced that they decided to stop the development of cedirogant (formerly ABBV-157). The Company’s and AbbVie’s joint efforts led to the discovery of cedirogant, which was being evaluated by AbbVie in a Phase II clinical trial for the treatment of moderate to severe psoriasis at the time of AbbVie’s decision to discontinue further clinical development and the partnership.

New patent extending intellectual property protection for lanifibranor in the US

On November 28, 2022, the Company announced that it secured a new patent expanding the intellectual property protection of its lead product candidate lanifibranor in the United States. This new patent further strengthens the Company’s patent portfolio for lanifibranor, which already has patents protecting the use of lanifibranor to treat non-alcoholic steatohepatitis and fibrotic diseases. This patent further expands the intellectual property protection of lanifibranor in the United States for use in patients with cirrhotic NASH.

Development of odiparcil

In August 2022, the Company received feedback from the FDA indicating that odiparcil can be administered to pediatric patients with MPS VI and that the single Phase II/III study design presented by the Company could potentially support a future marketing application for odiparcil. Although the Company’s position not to pursue the development of odiparcil on its own is maintained, the Company continues to evaluate possible options to pursue the development of odiparcil for the treatment of MPS VI, which could include the entering into a partnership.

Investigational New Drug application accepted by the FDA for the Phase II clinical trial combining lanifibranor and empagliflozin in patients with NASH and type 2 diabetes

On March 8, 2022, the Company announced that the FDA has completed the safety assessment of the Investigational New Drug (“IND”) application and concluded that the proof-of-concept LEGEND Phase II clinical trial combining its lead drug candidate lanifibranor with empagliflozin, an SGLT2 inhibitor, in patients with T2D and non-cirrhotic NASH could continue.

3. The Company invoiced €12.8 million on September 28, 2022 (corresponds to the initial payment of €12.1 million euros, and an additional invoicing of €0.6 million) and received on November 4, 2022, €11.5 million after deduction of withholding tax for €1.3 million. The exchange rate on the invoice date was 1.009 euros for one dollar.

The LEGEND Phase IIa clinical trial is a multicenter, randomized, placebo-controlled trial and aims to evaluate the safety and efficacy of lanifibranor in combination with empagliflozin, an SGLT2 inhibitor, for the treatment of patients with non-cirrhotic NASH and T2D. The clinical trial will be conducted double-blind for the “placebo” and “lanifibranor” arms and open label for the arm combining lanifibranor and empagliflozin.

A total of 63 patients with non-cirrhotic NASH and T2D are expected to be recruited in the LEGEND clinical trial. The diagnosis of non-cirrhotic NASH will be based on the basis of historic histological evaluation or a combination of non-invasive methods including imaging and serum-based metabolic diagnostic serological tests. On July 7, 2022, Inventiva announced the launch of the LEGEND Phase IIa clinical trial with the screening of the first patient.

The primary efficacy endpoint of the clinical trial is the change in hemoglobin A1c (HbA1c) at the end of 24 weeks treatment compared to the start of treatment. Secondary endpoints include changes in liver enzymes, glucose and lipid parameters, markers of inflammation, and body fat composition. The study was designed to provide important information on the evolution of body mass and its composition in patients with NASH and T2D treated with lanifibranor in combination with empagliflozin. The use of magnetic resonance imaging (“MRI”) could additionally provide non-invasive data on liver fat, inflammation and fibrosis. The publication of the results is expected for the second half of 2023.

Tax dispute settlement

On February 15, 2022, the Company received a global settlement from the French tax authorities regarding the tax audit carried out on payroll taxes for 2016 and 2017, and on French Research Tax Credit (crédit d’impôt recherche or “CIR”) 2013 to 2015. This proposal has been accepted by the Company. During 2022, accruals of €2.8 million accounted as other current liabilities as of December 31, 2021, have been settled by a €0.4 million payment, by the offset against a VAT credit of €1.9 million, and by the write-off of CIR 2017 receivables in the amount of €0.2 million and €0.3 million receivables related to the CIR 2013 – 2015 corrective statement (see Note 12 - Provisions and Note 14 – Trade Payables and Other Current Liabilities).

Governance

Appointment of Dr Lucy Lu as a director of its Board of Directors

Effective November 9, 2022, the Company’s board of directors appointed Dr. Lucy Lu as Director on its Board of Directors in lieu of Sofinnova Partners. The nomination of Dr. Lucy Lu has been ratified by the shareholders during the general shareholders meeting held on January 25, 2023.

Equity financing

Fundraising of €9.4 million in At-The-Market program

On June 15, 2022, the Company raised €9.4 million in gross proceeds (€8.8 million in net proceeds) by issuing and selling 1,260,618 American Depositary Shares (“ADS”) pursuant to its At-The-Market (“ATM”) program, established on August 2, 2021.

The capital increase was completed at a price of $7.75 per ADS, representing a discount of 0.92% to the volume-weighted average trading price of the Company’s ADSs during the prior day’s trading session (equivalent to €7.43 at an exchange rate of 1.0431 USD/€). Each ADS represents one ordinary share of the Company.

Movements in the Company’s capital are described in Note 3.11 – Share Capital.

Bank financing and cash flow

Receipt of a €4 million milestone payment from AbbVie following the initiation of the Phase IIb trial for cedirogant

On January 31, 2022, the Company announced the receipt of a €4.0 million milestone payment from AbbVie, following the enrollment of the first psoriasis patient in the ongoing Phase IIb clinical trial with cedirogant (formerly ABBV-157), an oral RORy reverse agonist jointly discovered by the Company and AbbVie for the treatment of autoimmune diseases.

This milestone payment was recognized as revenue over 2021, as the enrollment of the first patient took place in November 2021 (see Note 8 - Trade Receivables and Other Current Assets and Receivables).

AbbVie announced its decision to terminate the cedirogant program, and thereby the partnership with the Company, on October 28, 2022. The termination had no impact on the consolidated financial statements as of December 31, 2022.

Payments received from the Research Tax Credit (“CIR”)

On April 21, 2022, the Company received French Research tax credits (crédit d’impôt recherche, or “CIR”) for the fiscal year 2021 totaling €3.6 million.

Inventiva entered into a €50 million credit facility from the European Investment Bank (“EIB”), subject to conditions

On May 16, 2022, the Company entered into a finance contract with EIB for up to €50 million (the “Finance Contract”) to support the Company’s preclinical and clinical pipeline, including to fund a portion of its Phase III clinical trial of lanifibranor in patients with non-alcoholic steatohepatitis.

The Finance Contract provides for funding in two equal tranches of €25 million. The disbursement of the first tranche was subject to, among other conditions, (i) the Company issuing warrants to EIB in accordance with the terms and conditions of the warrants agreement entered into on July 1, 2022, and (ii) the receipt by the Company of an aggregate amount of at least €18 million, obtained either through the issuance of new shares in the Company or through the receipt of upfront or milestone payments from the business development activities on the Company’s various assets.

The disbursement of the second tranche under the Finance Contract is also subject to, among other conditions, (i) the Company issuing warrants to EIB in accordance with the terms and conditions of the warrants agreements entered into July 1, 2022, (ii) the full drawdown of the first tranche, (iii) the receipt by the Company from the date of the Finance Contract of an aggregate amount of at least €70 million (inclusive of the €18 million set forth above), paid either in exchange for Company shares or through upfront or milestone payments, (iv) an out-licensing, partnership or royalty transaction with an upfront payment of at least €10 million; and (v) operational criteria based on patient enrollment and number of sites activated in the Company’s Phase III clinical trial of lanifibranor in patients with NASH.

Any funds not disbursed within 36 months following the execution of the Finance Contract shall be cancelled. The disbursement of the funds under the Finance Contract is also subject to the Company receiving certain upfront or milestone payments. The conditions precedent and upfront payment events are described in Note 11 – Financial Debt.

Borrowings under the Finance Contract shall bear an interest rate equal to 8% per annum for the first tranche and 7% per annum for the second tranche. Each tranche shall be repayable in a single instalment on the maturity date of the relevant tranche, which shall be no later than four years after the disbursement of the first tranche and no later than three years after the disbursement of the second tranche.

Following (i) the receipt of (a) €9.4 million in gross proceeds (€8.8 million in net proceeds) through a capital increase under the ATM program in June 2022 and (b) the net upfront payment of $11.4 million (€11.5 million) pursuant to the license and collaboration agreement with CTTQ on November 4, 2022, and (ii) the issuance of warrants covering 2,266,023 ordinary shares on November 28, 2022, the conditions precedent for the €25 million of the first tranche (with 8% capitalized interest and a 4-year maturity) were met. On December 8, 2022, this tranche was disbursed for an amount of €25 million in return of the issue of the BSAs and the debt.

The accounting treatment and impact on the 2022 financial year appear in notes 3.13 – Borrowings and financial debts and 11 - Financial debts.

Inventiva obtains non-dilutive financing of €5.3 million in the form of an additional French state-guaranteed loan (“PGE”) and two equity recovery loans (“PPR”)

In June 2022, the Company entered into three loan agreements with a syndicate of French banks for a total amount of €5.3 million. One loan agreement was part of a state-guaranteed PGE loan facility (Prêt Garanti par l’Etat, or “PGE”) with Bpifrance, while the other two loan agreements were part of a stimulus economic plan (Prêts Participatifs Relance, or “PPR”) granted by Crédit Agricole Champagne-Bourgogne and Société Générale.

The PGE loan granted by Bpifrance in 2022 is guaranteed for up to 90% by the French government and has a maturity aligned with the PGE loans the Company entered into in 2020 and for which the Company has opted for a linear repayment extension until May 2026.

The PPR loans, obtained as part of a French government initiative to support companies, have been granted by Crédit Agricole Champagne-Bourgogne and Société Générale. They are guaranteed predominantly by the French government and feature an eight-year financing period and a four-year repayment period.

The accounting treatment and impact on the 2022 financial year appear in notes 3.13 – Borrowings and financial debts and 11 - Financial debts.

Inventiva entered into a warrant agreement with the European Investment Bank and issued 2,266,023 of warrants

On July 1, 2022, in connection with the Finance Contract with EIB (see paragraph above “Inventiva entered into a €50 million credit facility from the European Investment Bank (“EIB”), subject to conditions”), the Company agreed to issue warrants, with a subscription price of €0.01 per warrant, to EIB as a condition to the potential funding of each tranche of the credit facility. Each warrant gives the right to subscribe one share.

The number of warrants to be issued to EIB is determined based on (i) the aggregate amount raised by the Company through one or more equity offerings, or through upfront or milestone payments, from the date of the Finance Contract to the time of the disbursement of the relevant tranche, and (ii)(a) the average price per share paid for the Company’s shares in its most recent qualifying equity offering or (b) for the first tranche only, in case of no qualifying equity offering, the volume weighted average price per share of the Company shares over the last 180 calendar days.

The warrants shall have a maturity of twelve years and shall be exercisable following the earliest to occur of (i) a change of control event, (ii) the maturity date of the first tranche, (iii) an event of default under the Finance Contract, or (iv) a repayment demand by the EIB under the Finance Contract. The warrants shall automatically be deemed null and void if they are not exercised within the twelve-year period. Each warrant will entitle EIB to one ordinary share of the Company in exchange for the exercise price (subject to anti-dilutive provisions). EIB shall be entitled to a put option at its intrinsic value to require the Company to buy back the exercisable warrants not yet exercised in certain of these occurrences.

On November 28, 2022, the Company issued 2,266,023 warrants to EIB, in accordance of the terms of the 25th resolution of the combined general meeting of shareholders of May 19, 2022 and Article L.225- 138 of the French Commercial Code, as a condition to the financing of the first tranche under the Finance Contract, representing approximately 5.4% of the Company’s share capital outstanding as of November 28, 2022. The exercise price of the warrants is equal to €4.0152 per warrant and corresponds to 95% of the volume-weighted average price of the Company’s shares on the regulated market of Euronext Paris during the last trading session preceding the decision to issue the warrants.

EIB has a put option which may require the Company to repurchase all or part of the unexercised warrants then exercisable at their intrinsic value (subject to a cap equal to the amount drawn under the Finance Contract) under certain circumstances (for example, in the event of a change of control or on the maturity date of the first tranche or in the event of default). The Company (or a substitute third party) has a call option to require EIB to sell all shares and other securities of the Company, including the warrants, to the Company, subject to certain terms and conditions (for example, in case of a public take-over bid from a third party). In addition, the Company has a right of first refusal to buy back all warrants offered for sale to a third party, subject to certain terms and conditions. On the basis of the 2,266,023 new shares of the Company issuable upon potential exercise of all the warrants at an exercise price of €4.0152 per new share, the Company could potentially receive gross proceeds of up to €9,098,535.

The accounting treatment and impact on the 2022 financial year appear in notes 3.13 – Loans and Borrowings and 11 – Financial debt.

Share-based payments

Granting of a new AGA plan

On December 8, 2022, the Board of Directors decided to grant 373,000 free shares (the “2022 AGAs”) to 110 employees. The plan is described in the note 10.4 – Bonus share award plans.

Business updates and other significant events

At the end of 2021 and beginning of 2022, tensions between the U.S. and Russia escalated when Russia amassed large numbers of military ground forces and support personnel on the Ukraine-Russia border and, in February 2022, Russia invaded Ukraine. In response, the European Union, the United States of America (or the “U.S.”) and certain other countries imposed significant sanctions and export controls against Russia, Belarus and certain individuals and entities connected to Russian or Belarusian political, business, and financial organizations, Russia issued related counter-sanctions, and the European Union, the U.S., Russia, and certain other countries could impose further sanctions, trade restrictions, and other retaliatory actions or counter-actions should the conflict continue or worsen. Due to this ongoing war, the recruitment for NATiV3 has been put on hold in Ukraine and the decision has been taken to remove from the trial, all of the Company’s planned sites in Russia.

In addition, while the COVID19 pandemic has eased globally, the strain on health systems continues to affect clinical sites, notably through staffing shortages and higher turnover. The Company saw slower than predicted site activation, screening and enrollment due to negative impacts from the COVID-19 pandemic and the Company continues to be unable to conduct clinical trial activities at sites originally located in Ukraine and Russia. However, the delay in NATiV3 the Company faced in the first half of 2022 was primarily due to a higher than originally projected screen failure rate resulting in slower than anticipated enrollment rate. The Company has implemented and continues to plan further measures designed to accelerate enrollment and reduce screen failures in the NATiV3 trial, and identified and activated additional sites to help compensate for the inability to use sites in Ukraine and Russia. The publication of the topline results of the part 1 of NATiV3 is targeted for the second half of 2025, subject to the continuing implementation of measures to accelerate the enrollment rate.

Depending on multiple factors, including Chinese regulatory authorities’ feedback, CTTQ is expected to either join the ongoing NATiV3 Phase III clinical trial of lanifibranor in NASH or run an independent study.

The investigator driven Phase II trial of lanifibranor in Non-Alcoholic Fatty Liver Disease (“NAFLD”) patients with type 2 diabetes conducted by Professor Cusi from the University of Florida randomized its last patient in September 2022. However, due to the delayed enrollment of this last patient, which happened in September 2022, the topline results from this trial are expected by the middle of the second quarter of 2023. For the ongoing Phase II LEGEND trial combining lanifibranor with SGLT2 inhibitor empagliflozin, patient screening and randomization commenced in July 2022 and top-line results from this trial are expected in the second half of 2023.

1.3.Significant events of 2021 and 2020

Business

On January 5, 2021, Inventiva announced the design of its Phase III clinical trial with lanifibranor for the treatment of NASH - for the first half of 2021

See Note 1.1 - Company information.

Initiation of Phase IIb of Cedirogant (ex-ABBV 157) announced by AbbVie

On May 5, 2021, following the encouraging results from the Phase Ib clinical study, AbbVie announced the launch of Phase IIb development of the Cedirogant clinical study in the second half of 2021.

In accordance with the terms of the collaboration agreement between the Company and AbbVie, the initiation of Phase IIb generated a milestone payment to the Company that was recognized as revenue in the second half of 2021 and received in January 2022. AbbVie announced its decision to terminate the cedirogant program, and thereby the partnership with the Company, on October 28, 2022. See Note 1.2 – Significant events of 2022 - AbbVie discontinues development of cedirogant.

Launch of the pivotal Phase III clinical trial evaluating lanifibranor in NASH

On September 8, 2021, the Company announced the initiation of its NATiV3 Phase III clinical trial evaluating lanifibranor for the treatment of NASH. The first clinical trial sites were activated in the United States and first patients were screened.

The clinical trial was designed to include two parts to evaluate the long-term safety of lanifibranor in adult patients with non-cirrhotic NASH and stage F2/F3 liver fibrosis.

The primary composite endpoint of part 1 of the NATiV3 Phase III clinical trial is identical to the composite efficacy endpoint used in the Company’s NATIVE Phase IIb clinical trial.

The first visit of the last patient enrolled in part 1 of the NATiV3 Phase III clinical trial is planned for the second half of 2023 with the publication of the topline results of part 1 of the trial was expected for the second half of 2024. If part 1 of the NATiV3 trial is successful, the Company intends to seek accelerated approval in the United States and conditional approval in the EU for lanifibranor.

In January 2023, the Company decided to modify the design of NATiV3 and the clinical development plan of lanifibranor. The last patient first visit for NATiV3 is now expected for the second half of 2023 and the publication of the topline results of the part 1 of NATiV3 is targeted for the second half of 2025. See Note 1.1 – Company information.

Corporate team recruitments anticipated to support the development of lanifibranor in NASH

On September 16, 2021, the Company announced a series of recruitments with a view to the development of its lead drug candidate lanifibranor for the treatment of NASH.

The seven recruitments with solid track records and complementary profiles are expected to strengthen the Company’s expertise in clinical operations and drug development while reinforcing its core corporate functions.

Following the opening of the Company’s subsidiary in the United States in January 2021, these recruitments are further expanding the Company’s footprint in the United States.

Tax disputes

Tax audit on payroll tax for years 2016 and 2017

On December 8, 2020, the Company submitted claim with a request for deferral of payment.

On January 6, 2021, following the positive response of the tax authorities to the request for deferral of payment concerning the payroll tax for the years 2016 and 2017, the Company provided a guarantee, in the form of a bank guarantee from Crédit Agricole, in the amount of €1.0 million (see Note 12 – Provisions and Note 14 – Trade Payables and Other Current Liabilities).

By letter dated November 26, 2021, the French tax authorities rejected the Company’s claim for a total amount of €1.2 million (including surcharge and late payment interest) and discussions for a global settlement with the French tax authorities were ongoing as of December 31, 2021, with no impact on the Company’s accounts as of December 31, 2021. See also Note 1.2 – Significant events of 2022 – Tax dispute settlement.

Tax audit on payroll tax for years 2013 to 2015

On January 25, 2021, the administrative court of Dijon rejected the Company’s contest claim against the tax authorities regarding the claim filed in October 2018 and its introductory request of September 2019. Abbott and the Company did not wish to contest this decision.

On February 11, 2021, the Company received formal notice to pay the amounts due to the French tax authorities under the notice of assessment issued on August 17, 2018 for an amount of €1.9 million. On March 9, 2021, the Company received the payment from Abbott for an amount of €2.0 million corresponding to the maximum amount covered by compensation under the Additional Agreement (see Note 8.2 - Other current assets and receivables).

On June 9, 2021, in accordance with the French tax authorities, the Company paid €1.8 million, corresponding to the amounts due and late payment interest, including €1.3 million by offsetting VAT credit receivables (see Note 14.2 - Other current liabilities) and €0.5 million by bank transfer (see Note 14 - Trade Payables and Other Current Liabilities).

Following this payment, the Company obtained the partial release of the bank guarantee set up in 2019 and 2020, for a total amount of €1.6 million corresponding to the portion relating to the payroll tax. Consequently, Credit Agricole agreed to release the pledge on short-term deposit for €1.0 million (see Note 14 - Trade Payables and Other Current Liabilities).

Tax audit on research tax credit for years 2013 to 2015

On November 26, 2021, in accordance with the clearance granted by the mediator in January 2021, the tax authorities partially accepted the Company’s claim relating to the research tax credit for the years 2013 to 2015 and granted €0.3 million corresponding to the portion of the dispute relating to subcontracting, given that the subcontracting operations carried out by the Company was compliant with the conditions set out by the decision of French supreme court for administrative law (“Conseil d’Etat”) of July 22, 2020.

In addition, the Company filed corrective CIR forms for the years 2013, 2014 and 2015 in December 2017 and June 2018, resulting in a total additional claim of €0.5 million. As of December 31, 2021the Company estimated, based on the latest discussions with the tax authorities, that it will be able to obtain a tax deduction of €0.3 million in connection with these additional claims

Following this letter, the provision recorded for a total amount of €1.5 million has been fully reversed and an accrual has been recorded for the same amount as of December 31, 2021.

As part of the request for payment deferral concerning the CIR, the Company had set up, on February 1, 2019, a bank guarantee for an amount of €1.8 million relating solely to the principal. This guarantee was still outstanding as of December 31, 2021.

Tax audit on research tax credit for year 2017

On 2019, the Company had received 81% of the 2017 CIR, in an amount of €3.6 million in comparison with the €4.5 million initially requested.

Following the decision of the Conseil d’Etat on July 22, 2020, the Company filed an amended claim to the local tax authority (“Direction régionale des Finances publiques”) to obtain the immediate reimbursement of the portion of the 2017 CIR relating to subcontracting operations.

On December 6, 2021, the Company sent a new letter specifying that €0.2 million of the amount not yet reimbursed by the tax authorities was corresponding to eligible subcontracting expenses related to the decision of the Conseil d’Etat on July 22, 2020 and so, was compliant with the conditions of the research tax credit. The Company has offered to waive all claims for the remaining amount of €0.7 million.

In a letter dated January 17, 2022, the tax authorities accepted this request and granted a tax rebate of €0.2 million. Following this letter, the provision recorded for a total amount €0.9 million had been fully reversed and the receivable relating to CIR 2017 has been reduced to €0.2 million, corresponding to the rebate granted by tax authorities (see Note 8.2 - Other currents assets and receivables).

Capital increase

New Long-Term Incentive Plan (“LTI Plan”)

On April 16, 2021, the Board of Directors of the Company approved the allocation of an LTI Plan, which is detailed as follows:

●	a total of 600,000 founder share warrants (BSPCE 2021) for the benefit of Mr. Frédéric Cren and Mr. Pierre Broqua as executive directors of the Company;
●	a total of 466,000 bonus share awards (AGA 2021) to certain Company’s employees; and
●	a total of 50,000 share warrants (BSA 2021) for the benefit of ISLS Consulting and David Nikodem, service providers of the Company.

Vesting of 29,100 bonus shares awards (“AGA”)

On June 28, 2021, the Chairman and Chief Executive Officer of the Company recorded a capital increase arising from the vesting of AGA 2019-1 bonus share awards in an amount of €291 through the issue of 29,100 new ordinary shares with a par value of €0.01 each.

New bonus shares awards plans (“AGA”)

On December 8, 2021, the Board of Directors of the Company approved the allocation of 123,000 bonus share awards (“AGA 2021 bis”) to 13 Company’s employees.

Capital increase of €14.7 million reserved for a category of investors in February 2020

On February, 2020, the Company completed a capital increase with cancellation of shareholders’ preferential subscription rights, which was subscribed to by BVF Partners L.P., Novo A/S, New Enterprise Associates 17, L.P. and Sofinnova Partners, existing shareholders of the Company.

A total of 3,778,338 new shares were issued at a per share price of €3.97 (par value of €0.01 plus an issue premium of €3.96), resulting in net proceeds to the Company of €14.7 million.

The settlement-delivery of the new shares took place on February, 2020 in a total gross amount of €15.0 million. The new shares were admitted to trading on Euronext Paris on the same date.

$ 107.7 million initial public offering on the Nasdaq Global Market

On July 15, 2020, the Company closed its initial public offering (“IPO”) on the Nasdaq Global Market of a total of 7,478,261 ordinary new shares in the form of ADSs, at an offering price of $ 14.40 per share (the “Offering”).

The aggregate gross proceeds of the Offering, before deducting underwriting commissions and estimated expenses payable by the Company, were approximately $ 107.7 million (€94.1 million, based on exchange rate on July 15, 2020, date of receipt of funds). The net proceeds from the Offering were mostly used to complete the preparatory stages and launch a Phase III clinical trial for lanifibranor in the treatment of NASH, and the development of odiparcil.

Following settlement-delivery on July 15, 2020, the Company’s share capital amounted to €383,930.11, represented by 38,393,011 shares. The shares are fungible with the existing shares of the Company and have been admitted to trading on the regulated market of Euronext Paris under the symbol “IVA”. The ADSs are listed on the Nasdaq Global Market under the symbol “IVA” and began trading on July 10, 2020.

Following the IPO on the Nasdaq Global Market, the Company entered into two new insurance agreements for a total amount of 3.6 million:

-	“Public Offering of Securities Insurance” to cover the risks related to the Offering, amounting to €1.6 million; and
-	“Directors and Officers Liability Insurance”, directors’ and officers’ liability insurance, to protect the economic damage of the two executive directors of the Company resulting from breaches of their obligations, amounting to €2.0 million.

Both contracts covered the period of one year from the IPO.

As of December 31, 2020, the Company recorded prepaid expenses of €1.8 million (see Note 8.2 - Other current assets and receivables). Consequently, the impact on the statement of income (loss) in 2020 is an additional expense of €1.8 million, including €0.8 million related to the Offering, recorded under “Other operating income (expenses)” (see Note 18 - Other Operating Income (expenses)).

Vesting of 517,550 bonus share awards (‘AGA’)

On January 26, 2020, the Chairman and Chief Executive Officer of the Company recorded a capital increase arising from the vesting of AGA 2018-2 bonus share awards in an amount of €633 through the issue of 63,300 new ordinary shares with a par value of €0.01 each.

On June 28, 2020, the Chairman and Chief Executive Officer of the Company placed on record a capital increase arising from the vesting of AGA 2019-2 bonus share awards in an amount of €2,270 through the issue of 227,000 new ordinary shares with a par value of €0.01 each.

On December 14, 2020, the Chairman and Chief Executive Officer of the Company placed on record a capital increase arising from the vesting of AGA 2018-3 bonus share awards in an amount of €2,272.5 through the issue of 227,250 new ordinary shares with a par value of €0.01 each.

New share warrant plans (“BSA”) in 2020

On March 9, 2020, the Company’s Board of Directors granted 46,000 share warrants, to Company consultants as follows:

●	10,000 share warrants (BSA 2019 bis) to Jérémy Goldberg, a member of JPG Healthcare LLC, a service provider to the Company;
●	36,000 share warrants (BSA 2019 ter) to David Nikodem, a member of Sapidus Consulting Group LLC, a service provider to the Company;

Bank financing and treasury

Research tax credit (credit d’impôt recherche, or “CIR”) received in 2020

The Company received the entire amount of the 2018 CIR, totaling €4.2 million, in January 2020.

The Company received the full amount of its 2019 CIR, namely €4.3 million, following the acceptance by the French tax authorities of the full adjustment claimed by the Company, in the first half of 2020.

Non-dilutive financing of €10 million guaranteed by the French government in the context of the Covid-19 pandemic

In May 2020, the Company obtained financing for a total amount of €10.0 million from a syndicate of French banks, in the form of three loans guaranteed by the French government. The Company took the option of extending maturity date up to four additional years ending in June 2026.

Foreign currency forward contracts for $ 60 million

In September 2020, the Company entered into two future currency contracts for a total amount of $40 million to hedge Its activities against EUR-USD exchange rate fluctuations in accordance with its investment policy.

In October 2020, the Company entered into a third currency contract for a total amount of $20 million for the same purpose.

Reinvestment of short-term USD deposits for an amount of $9 million

In November 2020, the Company chose to replace the two short-term deposits of $9 million, ended at September and October 2020. The two new short-term deposits ended at February 2021.

Their impacts on the financial statements are discussed in Note 8.2 - Other current assets and receivables.

Payments received from the Research Tax Credit (“CIR”) in 2021

On the first half of 2021, the Company received the entire CIR for the fiscal year 2020, totaling €4.2 million and corrective claims for additional reimbursements of CIR with regard to the years from 2016 to 2019 for a total amount of €3.8 million, requested by the Company following the decision of the Council of State in July 2020 on the eligibility of subcontracting expenses.

Settlement of the three foreign currency forward contracts

The three foreign currency forward contracts for a total amount of $60 million, contracted by the Company in 2020, aimed to protect its activities against EUR-USD exchange rate fluctuations in accordance with its investment policy have expired on May 14, 2021.

Equity financing

Implementation of an At-The-Market program in the United States

On August 2, 2021, the Company announced the implementation of an At-The-Market (“ATM”) program allowing the Company to issue and sell, including with unsolicited investors who have expressed an interest, ordinary shares in the form of ADSs, each ADS representing one ordinary share of Inventiva, with aggregate gross sales proceeds of up to $100 million (subject to a regulatory limit of 20% dilution and within the limits of the investors’ requests expressed in the context of the program), from time to time, pursuant to the terms of a sale agreement with Jefferies LLC, acting as sales agent. The timing of any issuances in the form of ADSs will depend on a variety of factors and in particular on investor demand. The ATM program will be effective until August 2, 2024, unless terminated prior to such date in accordance with the sale agreement or the maximum number of ADSs to be sold thereunder has been reached.

The Company currently intends to use the net proceeds, if any, of sales of ADSs issued under the program to fund the research and development of its product candidates, and for working capital and general corporate purposes.

The new ordinary shares will be admitted to trading on the regulated market of Euronext in Paris and the issued ADSs will trade on the Nasdaq Global Market.

Raising $30 million through At-The-Market program for existing and new specialized institutional investors

On September 23, 2021, the Company announced the sale of 2,083,334 ADSs pursuant to the ATM program established on August 2, 2021. Each ADS represents one ordinary share of the Company.

Fund raising performed at a price of $14.40 per ADSs, without a discount to the volume weighted average price of the Company’s ADS over the last trading day.

Raising $1.9 million through At-The-Market program for existing shareholders

On October 1st, 2021, the Company sold 130,856 ADSs as part of its ATM program, established on August 2, 2021. Each ADS represents one ordinary share of the Company.

Fund raising performed at a price of $14.40 per ADS, without a discount to the volume weighted average price of the Company’s ADSs during the last trading day.

Creation of Inventiva U.S. subsidiary, Inventiva Inc.

Inventiva Inc. was incorporated in the state of New Jersey on January 5, 2021. Inventiva owns 100% of the stock of its U.S. affiliate. Inventiva Inc. acts as service provider for its parent company in the United States, including in connection with the Phase III clinical trial for lanifibranor. The affiliate started its operations at the end of the first quarter of 2021 with the recruitment of its first employees and in particular the Chief Medical Officer (“CMO”) of Inventiva Inc. since April 2021.

Following its incorporation, the Company’s financial statements were supplemented for the first time, by consolidation of the 100% held U.S. subsidiary.